SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14C
of the Securities Exchange Act of 1934

Check the appropriate box:

[ X ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

K-TRONIK INTERNATIONAL CORP.
(Name of Registrant as Specified in Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed:

K-TRONIK INTERNATIONAL CORP.
144 Front Street West
Suite 700
Toronto, Ontario
Canada M5J 2L7
Tel: (416) 216-8659

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Stockholders:

          Notice is hereby given that as of May 21, 2006, we had sought and obtained the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the outstanding voting power of our common stock, approving amendments to our Certificate of Incorporation to (i) change the name of the Company from “K-Tronik International Corp.” to “Racino Royale, Inc..”.

          You are encouraged to carefully read the attached Information Statement, including the exhibit, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the action described herein by the holders of a majority of the voting power of K-Tronik International Corp. will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about June , 2006.

          THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Gerry Racicot
May 19, 2006

K-TRONIK INTERNATIONAL CORP.

INFORMATION STATEMENT
JUNE __, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
PROPOSALS ONE AND TWO BELOW HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF
HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE
OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General

          This Information Statement is first being furnished on or about June , 2006 to stockholders of record as of the close of business on May 19, 2006 (the “Record Date”) of the common stock, par value $0.0001 per share (the “Common Stock”) of K-Tronik International Corp. (“K-Tronik” or the “Company”) in connection with the following (the “Actions”):

I.	PROPOSAL ONE — AMENDMENT TO THE K-TRONIK CERTIFICATE OF INCORPORATION, CHANGING THE NAME OF THE COMPANY TO “RACINO ROYALE, INC.”

          The Board of Directors has approved the Actions, and a majority of the Company’s stockholders (the “Consenting Stockholders”) representing not less than 11,611,943 shares of the 23,223,886 shares outstanding of the Common Stock as of the Record Date have consented in writing to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Nevada Law and K-Tronik’s Bylaws to approve the Actions. Accordingly, the Actions will not be submitted to the other stockholders of K-Tronik for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated there under, including Regulation 14C. The text of the above amendments to the certificate of incorporation is attached as Exhibit A and is incorporated herein by reference.

          K-Tronik will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. K-Tronik will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

          The principal executive office of K-Tronik is located at 144 Front Street West, Suite 700, Toronto, Ontario Canada M5J 2L7.

Why have I received these materials?

          K-Tronik is required to deliver this information statement to everybody who owns common stock of K-Tronik on the Record Date to inform them that on May 21, 2006 the holders of a majority of the disinterested voting stock have taken certain actions by written consent without a meeting that would normally require a stockholders meeting.

          This information statement is being sent to you because you are a holder of common shares of K-Tronik.

What action did the holders of a majority of the voting stock take?

          A group of stockholders holding a total of 61.67% of the total voting common stock outstanding in K-Tronik on the Record Date took action by written consent to resolve to approve amendments to our Certificate of Incorporation to (i) change the name of the Company from “K-Tronik Internationl Corp.” to “Racino Royale, Inc.”.

Why did the stockholders take this action?

          The stockholders believe that these changes will benefit the Company by (1) allowing the Company to attempt to raise additional capital by the issuance of our common stock and (2) allowing the Company to move forward with any new business that it may engage in or acquire.

Why is it that the holders of a majority of the voting stock can do these things without having to hold a meeting or having to send out proxies to all stockholders?

          The Bylaws of K-Tronik and Nevada Law provide that any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting, providing the written consent of the stockholders having at least a majority of all the stock entitled to vote upon the action if a meeting were held.

Is it necessary for me to do anything?

          No. No other votes are necessary or required. K-Tronik anticipates that the name change and the increase in authorized shares will be effective approximately twenty (20) days after the filing with the United States Securities and Exchange Commission, and the mailing thereof to all shareholders of record as of the 19th day of May, 2006, of a definitive shareholder information statement covering the foregoing resolutions on Schedule 14C in accordance with Regulation 14C of the Securities and Exchange Act of 1934.

Who is paying for the mailing of this information statement?

          K-Tronik will pay the costs of preparing and sending out this information statement. The definitive shareholder information statement will be sent to all common stockholders of record on May 19, 2006 by regular mail on or about twenty (20) days after its filing with the United States Securities and Exchange Commission. K-Tronik may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of the outstanding common stock.

Who are the officers and directors of K-Tronik?

          The following table sets forth certain information concerning the compensation paid by the Company for services rendered in all capacities to the Company for the three fiscal years ended September 30, 2005, 2005 and 2003 awarded, earned or paid to the chief executive officer at December 31, 2005 and all officers and directors, as a group.

		Annual Compensation
			Other Annual
Name and Position	Year	Salary ($)	Compensation ($)
Gerry Racicot, President and CEO(1)	2005	$00	$00
	2004	$00
	2003	$00

Beneficial ownership reporting compliance

          Section 16(a) of the securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a class of the Company’s equity securities which are registered under the Exchange Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

          To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file during fiscal 2005.

Who are the principal stockholders of K-Tronik?

          At May 19, 2006 there were 23,223,886 issued and outstanding common shares and there were no preferred shares issued and outstanding.

          The following chart sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of May 19, 2006, was known by us to own beneficially more than five percent (5%) of our Common Stock, and (ii) our officers and directors and (iii) officers and directors as a group.

	Number of
	Shares of Common
	Stock Beneficially	Percentage of Shares
Name of Beneficial Owner	Owned	Beneficially Owned
ETIFF Holdings, LLC (2)	14,321,600	61.67%
Robert Kim	6,714,286	28.91%

(1)

All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. Beneficial owners listed above have sole voting and investment power with respect to the shares shown.

(2)

Eiger Technology, Inc. is the parent and sole shareholder of ETIFF Holdings, LLC. Eiger Technology, Inc. is a TSX listed Canadian company of which Gerry Racicot, our sole officer and director, is President.

Biographies of current officers and directors

Gerry Racicot is our President, Chief Executive Officer, Principal Financial Officer and Director. He is also a director and President of our controlling parent company, Eiger Technology, Inc.

Who are the stockholders who voted to change the name from “K-Tronik International Corp.” to “Racino Royale, Inc.”.

          The list of stockholders who consented to these actions on May 19, 2006 and the percentage of common stock ownership of each are set forth below:

	Amount and	Percentage of
Name/Entity & Address of	Nature of	Common Stock
Beneficial Owner	Beneficial Owner	Owned
ETIFF Holdings, LLC	14,321,600	61.67%
Total	14,321,600	61.67%

          Except as indicated above, all of the persons and entities above named are believed to have sole voting and investment power with respect to the common shares beneficially owned by them, where applicable.

Who is entitled to receive notice of these actions by the holders of a majority of voting stock?

          The Record Date for the determination of the stockholders entitled to notice of and to consent to the Actions has been fixed as of the close of business on May 19, 2006. As of that date, 23,223,886 shares of Common Stock were issued and outstanding.

Vote required

          The Actions have been duly approved by the Consenting Stockholders holding a majority of the outstanding Common Stock. The Consenting Stockholders have not consented to or considered any other corporate action other than Proposals One. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement.

Effective date

          Under applicable federal securities laws, the actions described herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company’s stockholders. It is anticipated that the foregoing will take place 20 calendar days after the date the Information Statement is mailed to the Company’s stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on June , 2006.

Stockholders sharing an address

          The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address above or by contacting the Company via telephone at (416) 216-8659. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

Where can I get copies of this information statement or copies of K-Tronik’s annual report?

          Our Annual Report on Form 10-KSB, for the year ended September 30, 2005, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the “SEC”). Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

          You can read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Gerry Racicot
Gerry Racicot
Director

EXHIBIT A
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION OF
K-TRONIK INTERNATIONAL CORP.

It is hereby certified that:

1.	The name of the corporation (hereinafter called the “Corporation”) is K-Tronik International Corp.

2.

The certificate of incorporation of the Corporation is hereby amended by striking out the paragraph entitled “FIRST” thereof, and by substituting in lieu of said paragraph the following new paragraph, or such other wording for a new paragraph which is acceptable to the Secretary of State for Nevada:

“FIRST. The name of the corporation is Racino Royale, Inc.”

3.

The amendment of the certificate of incorporation herein certified has been duly proposed, adopted and approved, in accordance with the provisions of the Revised Statutes of Nevada, by written consent of the directors and stockholders of the Corporation each dated May 19, 2006. The number of votes cast in favor of the foregoing amendment by the stockholders was sufficient for approval of the amendment.

          IN WITNESS WHEREOF the undersigned hereby submits this Certificate of Amendment to the Articles of Incorporation and affirms the same as true under penalties of perjury this ____ day of ________,2006.

Gerry Racicot, President and CEO, Director